Seligman Quality Municipal Fund, Inc.                   SELIGMAN
             MANAGED BY                             ----------------
          [SELIGMAN LOGO]                                QUALITY
       J. & W. SELIGMAN & CO.                       ----------------
            INCORPORATED                                MUNICIPAL
  Investment Managers and Advisors                     FUND, INC.
          ESTABLISHED 1864
 100 PARK AVENUE, NEW YORK, NY 10017               [GRAPHIC OMITTED]
          www.seligman.com
                                                      ANNUAL REPORT
            CESQF2 10/01                            OCTOBER 31, 2001

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TO THE STOCKHOLDERS

For the year ended October 31, 2001, Seligman Quality Municipal Fund delivered a strong total return of 16.52% based on market price, and 12.52% based on net asset value. The Fund's yield on October 31, 2001, based on market price, was 5.49%. Investors in higher tax brackets may find the Fund particularly advantageous, as it offers a taxable equivalent yield of 9.01%, based on a federal tax bracket of 39.1%. Preferred Stockholders were paid dividends at annual rates ranging from 2.14% to 5.00%.

     The most significant event during the Fund's fiscal year was, of course, the terrorist attacks of September 11, 2001. This tragedy shocked the entire world, and caused significant short-term damage to the US economy. At the time of the attacks, the US economy had been experiencing nearly a year of slowing growth, increasing unemployment, and weakening consumer confidence. Immediately following September 11, the economy virtually shut down, as air travel was halted, businesses were idle, and the stock market closed for four days. The uncertainty created by the attacks continues to affect both consumers and businesses.

     The Federal Reserve Board responded to the events of September 11 as it had to the economic slowdown--by aggressively lowering interest rates. Thus far in 2001, the Fed has lowered interest rates to 2.0% from 6.5%. More reductions are possible because inflation remains under control. The federal government also responded quickly to the attacks, and is in the process of putting together an economic stimulus package that will likely include both new spending and tax cuts.

     Municipal bonds benefited from several trends during the past year. The weakening US economy caused significant volatility in the stock market, and the resulting poor investment results attracted many investors to the relative stability and competitive taxable equivalent yields of municipals. Municipal yields also tended to be less volatile than those of Treasury bonds during this time. The favorable interest rate environment sparked a significant increase in municipal new issuance, particularly refunding bonds, and the increased supply was matched by strong demand.

     Because the weak economy has caused tax receipts to decline, states and municipalities are experiencing revenue shortfalls. Most have responded by cutting spending and/or drawing on reserves. Tax increases may be necessary as budget surpluses are depleted. While there is cause for concern, we are reassured by the fact that states and municipalities are generally healthier than they were during the last major economic downturn. Further, your Fund is required to maintain at least 80% of its portfolio in AAA-rated bonds. This emphasis on quality should continue to serve Stockholders well.

     Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                                    /s/ Thomas G. Moles

                                    Thomas G. Moles
                                    President

November 30, 2001

================================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE YEAR ENDED OCTOBER 31, 2001?

     At this time last year, consumer confidence was being undermined by a combination of disappointing equity market performance, rising energy costs, and uncertainty surrounding the US presidential election. Economic conditions began to deteriorate at a rapid pace, prompting the Federal Reserve Board to ease monetary policy beginning in January 2001. During the year, the Fed lowered the federal funds rate on ten separate occasions, for a total reduction of 450 basis points. Current indications are that the federal funds rate is likely to be cut again at the Fed's December 2001 meeting.

     As the US economy slowed, inflation appeared to remain under control, resulting in a strong bond market rally that continued into 2001. The attractive interest rate environment created a surge in municipal bond issuance. Total municipal supply rose by 36% year-to-date as of October 31, while the issuance of refunding bonds soared by 238%, as issuers rushed to market to retire outstanding, higher-cost debt. Overall, demand for municipal securities has been strong during the past year, as investors seek to diversify their investment portfolios. Increasingly, investors have found the municipal market's record of safety and stability appealing. Municipal bonds continue to offer a significant yield advantage compared with the after-tax yield of Treasuries and other bonds. At fiscal year-end, long-term municipal yields were approximately one-half point lower than at the start of the year, contributing to the strong investment results for Seligman Quality Municipal Fund.


WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

     Our strategy has been consistent with our expectations for below-trend economic growth and declining long-term interest rates. The Fund has been purchasing long-term bonds with maturity dates of 30 to 40 years. Because the municipal yield curve remained positively sloped throughout the Fund's fiscal year, long-term bonds offered the highest yields. In addition, long-term bonds provide the greatest opportunity for price appreciation during periods of declining yields (conversely, as interest rates rise, long-term bonds generally underperform shorter-term bonds). A number of the Fund's holdings are currently callable or approaching their optional call dates. Because of historically low interest rates, these bonds are at greater risk of being redeemed, which could have an adverse impact on the Fund's dividend distribution. Therefore, improving the call protection of the Fund became a priority. During the past year, holdings with near-term call exposure were reduced and replaced with bonds providing a minimum of 10 years of call protection.


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Quality Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
--------------------------------------------------------------------------------

================================================================================

     We remain committed to the Fund's emphasis on credit quality, and continue to maintain a minimum of 80% of the portfolio in AAA-rated municipal bonds, the highest rating available. Most of these high-quality holdings are AAA because they are backed by municipal bond insurance. Nevertheless, it is our policy to perform in-depth credit analysis on each bond prior to purchase, regardless of insurance coverage. Portfolio holdings are continually monitored in order to ensure that they still meet our credit criteria for inclusion in the Fund.

     The Fund is diversified among many sectors of the market, the largest of which are housing, transportation and the water/sewer sector. The Fund is also geographically diverse, with California and New York representing the largest weightings. While California has made progress dealing with its energy crisis, the state is currently struggling with a large revenue shortfall. Cash balances are sufficient to meet current needs, however, and budget cuts have been ordered. The September 11 attacks had a particularly negative impact on New York City, leaving it with huge monetary losses. New York will receive federal aid, however, and is not facing an immediate credit crisis. A majority of the Fund's California and New York holdings are insured and rated AAA. We will monitor these holdings closely in the coming months for any signs of credit deterioration.


WHAT IS YOUR OUTLOOK?

     The tragic events of September 11 caused further deterioration in the already-weak US economy. States and municipalities are experiencing revenue shortfalls resulting from a reduction in personal and corporate income tax receipts. In response, most have reduced expenditures and, where possible, drawn on reserves. However, many will be forced to implement tax increases. While there is cause for concern, it is important to keep in mind that states and municipalities are generally in better economic shape now than they were during the recession of 1990-1991. During the decade-long economic expansion that followed, states and municipalities strengthened their finances, with many accumulating significant budget surpluses. This should enable them to better withstand the effects of the current economic slowdown.

     We believe that municipal bond funds, including Seligman Quality Municipal Fund, can help investors meet their long-term financial goals. Further, we trust that our conservative approach to managing the Fund will continue to provide Stockholders with competitive investment returns for many years to come.

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INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 2001

                                                           AVERAGE ANNUAL
                                               ---------------------------------------
                                                                              SINCE
                                   THREE         ONE           FIVE           INCEPTION
                                  MONTHS        YEAR           YEARS          11/29/91
                                  ------         ---           ----           --------
         Market Price**           4.76%         16.52%         5.39%          5.80%
         Net Asset Value**        3.06          12.52          6.90           7.94

PRICE PER SHARE
                          OCTOBER 31, 2001  JULY 31, 2001  APRIL 30, 2001 JANUARY 31, 2001  OCTOBER 31, 2000
                          ----------------  -------------  -------------- ----------------  ----------------
         Market Price          $12.59          $12.18          $12.10         $12.29              $11.50
         Net Asset Value        14.40           14.16           13.76          14.02               13.62


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                           CAPITAL GAIN
                                                 ------------------------------------
                             DIVIDENDS PAID+       PAID       REALIZED     UNREALIZED
                             --------------      -------      --------    -----------
                                $0.691            $0.069       $0.119       $0.969++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at October 31, 2001, was 5.49%, which is equivalent to a taxable yield of 9.01% based on the maximum federal tax rate of 39.1%. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

      -------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 2.14% to 5.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2001.
--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                              RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                          MOODY'S/S&P            MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.9%           $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                       Warrants), 5.125% due 2/1/2039 .......................   Aaa/AAA              $  5,001,050
ALASKA--6.8%             2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                       Hydroelectric Project), 6% due 7/1/2021 ..............   Aaa/AAA                 2,300,340
                           485,000   Alaska Housing Finance Corporation (Collateralized
                                       Veterans' Mortgage Program), 6.50% due 6/1/2034 ......   Aaa/AAA                   495,083
                         4,000,000   Alaska Housing Finance Corporation Mortgage
                                       Rev., 6% due 12/1/2040 ...............................   Aaa/AAA                 4,127,160
CALIFORNIA--14.2%        4,000,000   Foothill/Eastern Transportation Corridor Agency Toll
                                       Road Rev., 5.75% due 1/15/2040 .......................  Baa3/BBB-                4,140,120
                         5,000,000   San Diego Public Facilities Financing Authority Sewer
                                       Rev., 5% due 5/15/2029 ...............................   Aaa/AAA                 5,049,000
                         5,000,000   San Francisco City and County Airports Commission
                                       Rev. (International Airport), 5.80% due 5/1/2021* ....   Aaa/AAA                 5,253,850
ILLINOIS--4.9%           5,000,000   Illinois Educational Facilities Authority Rev.
                                       (University of Chicago), 5.125% due 7/1/2038 .........   Aa1/AA                  4,939,300
KANSAS--3.0%             3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                       Electric Company Project), 7% due 6/1/2031 ...........   Aaa/AAA                 3,071,190
LOUISIANA--1.0%            810,000   Louisiana Public Facilities Authority Hospital Rev.
                                       (Southern Baptist Hospitals, Inc. Project),
                                       8% due 5/15/2012++ ...................................   NR/AAA                    982,757
MASSACHUSETTS--7.2%      4,000,000   Massachusetts Health & Educational Facilities
                                       Authority Rev. (New England Medical Center),
                                       6.625% due 7/1/2025 ..................................   Aaa/AAA                 4,174,840
                         3,000,000   Massachusetts Housing Finance Agency Rev.
                                       (Residential Development), 6.875% due 11/15/2021 .....   Aaa/AAA                 3,083,820
MICHIGAN--2.5%           2,500,000   Harper Creek Community School District GOs,
                                       5.125% due 5/1/2031 ..................................   Aaa/AAA                 2,512,325
MINNESOTA--0.5%            500,000   Minneapolis - Saint Paul Metropolitan Airports
                                       Commission Rev., 5.75% due 1/1/2032 ..................   Aaa/AAA                   533,325
MISSOURI--3.2%           3,055,000   Missouri Housing Development Commission Rev.
                                       (Single Family Mortgage), 6.375% due 9/1/2031* .......   NR/AAA                  3,226,966
MONTANA--2.2%            2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                       Power & Light Co.), 7.25% due 8/1/2021* ..............   Aaa/AAA                 2,272,747
NEW YORK--13.3%          3,000,000   Metropolitan Transportation Authority Rev.
                                       (Commuter Facilities), 6.10% due 7/1/2026(o) .........   Aaa/AAA                 3,481,410
                         1,875,000   New York City GOs, 6.25% due 4/15/2027 .................    A2/A                   2,034,431
                           230,000   New York City GOs, 6.25% due 4/15/2027(o) ..............    Aaa/A                    267,923
                         5,000,000   New York City Municipal Water Finance Authority
                                       (Water & Sewer System Rev.), 5.75% due 6/15/2026 .....   Aaa/AAA                 5,280,950
                         2,125,000   New York State Thruway Authority General Rev.,
                                       6% due 1/1/2025(o) ...................................   Aaa/AAA                 2,388,585

----------
See footnotes on page 6.

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                              RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                          MOODY'S/S&P            MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.3%      $5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ........   Aaa/AAA              $  5,359,900
TEXAS--7.4%              3,000,000   Dallas Area Rapid Transit Sales Tax Rev.,
                                       5.00% due 12/1/2031 ..................................   Aaa/AAA                 2,953,980
                         1,000,000   Houston Water & Sewer Systems Rev.,
                                       6.125% due 12/1/2015(o) ..............................   Aaa/AAA                 1,122,910
                         2,000,000   Matagorda County Navigation District No. 1 Pollution
                                       Control Rev. (Central Power and Light Co. Project),
                                       6.125% due 5/1/2030* .................................   Aaa/AAA                 2,126,700
                         1,315,000   Texas State Veterans' Housing Assistance GOs,
                                       6.80% due 12/1/2023* .................................   Aa1/AA                  1,373,478
VIRGINIA--5.6%           2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                       (Route 895 Connector), 5.50% due 8/15/2028 ...........  Baa3/BBB-                2,082,800
                         3,500,000   Virginia Housing Development Authority (Multi-
                                       Family Housing), 7% due 11/1/2012 ....................   Aa1/AA+                 3,608,080
WASHINGTON--9.3%         2,000,000   Chelan County Public Utility District No. 001
                                       (Chelan Hydro Consolidated System Rev.),
                                       5.25% due 7/1/2033* ..................................   Aaa/AAA                 1,963,240
                         2,000,000   Chelan County Public Utility District No. 001
                                       Construction Rev. (Chelan Hydro),
                                       5.60% due 1/1/2036* ..................................   Aaa/AAA                 2,071,500
                         5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 .............   Aaa/AAA                 5,433,800
WISCONSIN--4.0%          4,000,000   Wisconsin Housing & Economic Development
                                       Authority Housing Rev., 6.85% due 11/1/2012 ..........   Aaa/AAA                 4,092,960
                                                                                                                     ------------
TOTAL MUNICIPAL BONDS (Cost $92,231,261)--95.3% .......................................................                96,806,520
VARIABLE RATE DEMAND NOTES (Cost $2,900,000)--2.9% ....................................................                 2,900,000
OTHER ASSETS LESS LIABILITIES--1.8% ...................................................................                 1,873,987
                                                                                                                      ------------
NET INVESTMENT ASSETS--100.0% .........................................................................              $101,580,507
                                                                                                                     ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte &Touche LLP.
++   Escrowed-to-maturity security.
(o)  Pre-refunded security.
See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2001

ASSETS:
Investments at value:
   Long-term holdings (cost $92,231,261) .......     $96,806,520
   Short-term holdings (cost $2,900,000) .......       2,900,000     $99,706,520
                                                     -----------
Cash ...........................................................          62,263
Interest receivable ............................................       2,024,558
Expenses prepaid to stockholder service agent ..................           8,377
Other ..........................................................          11,122
                                                                    ------------
TOTAL ASSETS ...................................................     101,812,840
                                                                    ------------

LIABILITIES:
Payable to the Manager .........................................          55,833
Accrued expenses and other .....................................         176,500
                                                                    ------------
TOTAL LIABILITIES ..............................................         232,333
                                                                    ------------
NET INVESTMENT ASSETS ..........................................     101,580,507
Preferred Stock ................................................      33,600,000
                                                                    ------------
NET ASSETS FOR COMMON STOCK ....................................    $ 67,980,507
                                                                    ============

NET ASSETS PER SHARE OF COMMON STOCK (Market value $12.59) .....          $14.40
                                                                          ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $0.01 par value, liquidation
  preference and asset coverage per share -- $50,000 and
  $151,161, respectively; Shares authorized and
  outstanding--1,000 and 672, respectively .....................    $ 33,600,000
Common Stock, $0.01 par value: Shares authorized--49,999,000;
   issued and outstanding--4,719,450 ...........................          47,195
Additional paid-in capital .....................................      62,558,068
Undistributed net investment income ............................         231,010
Undistributed net realized gain ................................         568,975
Net unrealized appreciation of investments .....................       4,575,259
                                                                    ------------
NET INVESTMENT ASSETS ..........................................    $101,580,507
                                                                    ============

----------
See Notes to Financial Statements.

================================================================================

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
INTEREST .........................................................   $5,691,393
EXPENSES:
Management fee ......................................   $  648,054
Stockholder account and registrar services ..........      115,522
Auditing and legal fees .............................       96,434
Auction agent fee ...................................       83,900
Stockholder reports and communications ..............       40,883
Stockholders' meeting ...............................       26,562
Custody and related services ........................       24,105
Directors' fees and expenses ........................        4,454
Miscellaneous .......................................        3,237
                                                        ----------
TOTAL EXPENSES ...................................................    1,043,151
                                                                     ----------
NET INVESTMENT INCOME ............................................    4,648,242*
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ....................      562,184
Net change in unrealized appreciation
  of investments ....................................    3,237,433
                                                        ----------
NET GAIN ON INVESTMENTS ..........................................    3,799,617
                                                                     ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ................   $8,447,859
                                                                     ==========

----------

* Net investment income available for Common Stock is $3,510,795, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

================================================================================

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                        YEAR ENDED OCTOBER 31,
                                                     --------------------------
                                                         2001          2000
                                                     ------------   -----------
OPERATIONS:
Net investment income .............................  $  4,648,242   $ 4,799,370
Net realized gain on investments ..................       562,184       322,384
Net change in unrealized appreciation/depreciation
  of investments ..................................     3,237,433     1,607,402
                                                     ------------   -----------
INCREASE IN NET INVESTMENT ASSETS
  FROM OPERATIONS .................................     8,447,859     6,729,156
                                                     ------------   -----------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock, Series TH (per share:
    $1,692.63 and $2,118.33) ......................    (1,137,447)   (1,423,519)
  Common Stock (per share: $0.691 and $0.7158) ....    (3,260,208)   (3,375,851)
                                                     ------------   -----------
  Total ...........................................    (4,397,655)   (4,799,370)
Dividends in excess of net investment income:
  Common Stock (per share: $0.0582) ...............            --      (274,584)
Net realized gain on investments:
  Common Stock (per share: $0.069 and $0.285) .....      (325,695)   (1,343,590)
                                                     ------------   -----------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS ..............................    (4,723,350)   (6,417,544)
                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued in payment
  of dividends (44,321 and 55,784 shares) .........       540,848       641,427
Value of shares of Common Stock issued in payment
  of gain distribution (4,839 and 21,463 shares) ..        56,798       237,166
Cost of shares purchased for investment plan
  (50,270 and 77,500 shares) ......................      (613,433)     (890,269)
                                                     ------------   -----------
DECREASE IN NET INVESTMENT ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ......................       (15,787)      (11,676)
                                                     ------------   -----------
INCREASE IN NET INVESTMENT ASSETS .................     3,708,722       299,936

NET INVESTMENT ASSETS:
Beginning of year .................................    97,871,785    97,571,849
                                                     ------------   -----------
END OF YEAR (including undistributed/(net of
  dividends in excess of) net investment income
  of $231,010 and $(19,577), respectively) ........  $101,580,507   $97,871,785
                                                     ============   ===========

----------
See Notes to Financial Statements.

================================================================================

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net realized gain.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.

          The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, effective November 1, 2001, the Fund will begin amortizing market discounts on portfolio securities for financial statement purposes. The cumulative effect of this accounting change is immaterial and will have no impact on the total net investment assets of the Fund.

d. DISTRIBUTIONS TO STOCKHOLDERS-- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

          The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001, amounted to $11,296,455 and $12,393,863, respectively.

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $5,007,344 and $432,085, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2001, 50,270 shares were purchased in the open market at a cost of $613,433, which represented a weighted average discount of 12.75% from the net asset value of those acquired shares. A total of 49,160 shares were issued to Plan participants during this period for proceeds of $597,646, a weighted average discount of 13.13% from the net asset value of those shares.

4. CAPITALIZATION--The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified

================================================================================

NOTES TO FINANCIAL STATEMENTS

as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $69,082 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 2001, of $15,362 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

================================================================================

FINANCIAL HIGHLIGHTS

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

     "Total investment return" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                   YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    2001        2000       1999        1998        1997
                                                   ------      ------      ------     ------      ------
NET ASSET VALUE, BEGINNING
  OF YEAR .......................................  $13.62      $13.55      $15.47     $15.35      $15.18
                                                   ------      ------      ------     ------      ------
Net investment income ...........................    0.99        1.02        1.01       1.05        1.09
Net realized and unrealized
  investment gain (loss) ........................    0.79        0.42       (1.57)      0.51        0.43
                                                   ------      ------      ------     ------      ------
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS .........................    1.78        1.44       (0.56)      1.56        1.52
Dividends paid from net investment
  income on Preferred Stock .....................   (0.24)      (0.30)      (0.25)     (0.27)      (0.26)
Dividends paid from net investment
  income on Common Stock ........................   (0.69)      (0.72)      (0.76)     (0.78)      (0.83)
Dividends in excess of net investment
  income paid on Common Stock ...................      --       (0.06)      (0.04)     (0.12)      (0.11)
Distribution from net realized gain .............   (0.07)      (0.29)      (0.31)     (0.27)      (0.15)
                                                   ------      ------      ------     ------      ------
NET INCREASE (DECREASE) IN NET
  ASSET VALUE ...................................    0.78        0.07       (1.92)      0.12        0.17
                                                   ------      ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ....................  $14.40      $13.62      $13.55     $15.47      $15.35
                                                   ======      ======      ======     ======      ======
MARKET VALUE, END OF YEAR .......................  $12.59      $11.50      $11.4375   $15.5625    $15.00
                                                   ======      ======      ========   ========    ======

================================================================================

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED OCTOBER 31,
                                              -----------------------------------------------------------

TOTAL INVESTMENT RETURN:                        2001        2000        1999          1998         1997
                                              --------     -------     -------      --------     --------
Based upon market value ..................       16.52%      10.29%     (20.38)%       12.04%       13.42%
Based upon net asset value ...............       12.52%      10.26%      (5.11)%        8.84%        8.95%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets ......................        1.05%       1.05%       1.12%         1.11%        1.11%
Expenses to average net assets for
  Common Stock ...........................        1.58%       1.62%       1.67%         1.63%        1.65%
Net investment income to average
  net investment assets ..................        4.66%       4.98%       4.61%         4.67%        4.88%
Net investment income to average net
  assets for Common Stock ................        7.03%       7.64%       6.85%         6.85%        7.21%
Portfolio turnover rate ..................       11.72%      11.15%      17.66%        14.17%       16.74%
NET INVESTMENT ASSETS, END OF
  YEAR (000s omitted):
For Common Stock .........................    $ 67,981     $64,272     $63,972      $ 72,619     $ 71,416
For Preferred Stock ......................      33,600      33,600      33,600        33,600       33,600
                                              --------     -------     -------      --------     --------
TOTAL NET INVESTMENT ASSETS ..............    $101,581     $97,872     $97,572      $106,219     $105,016
                                              ========     =======     =======      ========     ========

----------
See Notes to Financial Statements.

================================================================================

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 2001, and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
November 30, 2001

================================================================================

DIVIDEND INVESTMENT PLAN

     The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2001, the Fund purchased 50,270 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

================================================================================
held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2001.

================================================================================

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
  Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (3,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2,4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3,4)
TRUSTEE, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

================================================================================

EXECUTIVE OFFICERS          AUDREY G. KUCHTYAK      LAWRENCE P. VOGEL
                            VICE PRESIDENT          VICE PRESIDENT AND TREASURER
WILLIAM C. MORRIS
CHAIRMAN                    THOMAS G. ROSE          FRANK J. NASTA
                            VICE PRESIDENT          SECRETARY

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER                     INDEPENDENT AUDITORS
J. & W. Seligman & Co.      Deloitte & Touche LLP
  Incorporated
100 Park Avenue             STOCKHOLDER SERVICE AGENT
New York, NY 10017          Seligman Data Corp.
                            100 Park Avenue
GENERAL COUNSEL             New York, NY 10017
Sullivan & Cromwell


IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour Automated Telephone Access Service

18